UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2020 (August 12, 2020)

REDBALL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39440	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

16th Floor

New York, NY 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212)-235-1000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	RBAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RBAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RBAC WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2020, RedBall Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 57,500,000 units (the “Units”), including the issuance of 7,500,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $575,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-240138) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 28, 2020, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated August 12, 2020, by and between the Company and Goldman Sachs & Co. LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated August 12, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated August 12, 2020 (the “Letter Agreement”), by and among the Company, its executive officers, its directors, the Company’s sponsor, RedBall SponsorCo LP (the “Sponsor”), and Rice, Hadley, Gates & Manuel LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated August 12, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration and Shareholder Rights Agreement, dated August 12, 2020, by and among the Company, the Sponsor, the Company’s independent directors and Rice, Hadley, Gates & Manuel LLC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated August 12, 2020, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

An Administrative Services Agreement, dated August 12, 2020, by and among the Company and an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 9,566,667 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $14,350,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2020, effective simultaneously with the effectiveness of the Company’s Registration Statement, Billy Beane, Volkert Doeksen, Deborah A. Farrington. Richard C. Scudamore, Richard H. Thaler and Lewis N. Wolff were appointed as members of the Board of Directors of the Company (the “Board”) and Mr. Beane was appointed as co-chairman of the Board. The Board has determined that each of Mr. Doeksen, Mr. Scudamore, Prof. Thaler, Mr. Wolff and Ms. Farrington are “independent directors” as defined in the NYSE’s listing standards and applicable Commission rules.

Mr. Doeksen, Ms. Farrington and Mr. Scudamore will serve as members of the audit committee, with Ms. Farrington serving as chair of the audit committee. Mr. Doeksen, Mr. Thaler and Mr. Wolff will serve as members of the compensation committee, with Mr. Doeksen serving as chair of the compensation committee. Ms. Farrington, Prof. Thaler and Mr. Wolff will serve as members of the nominating and corporate governance, with Prof. Thaler serving as chair of the nominating and corporate governance committee.

Following the appointment of Mr. Beane, Mr. Doeksen, Ms. Farrington, Mr. Scudamore, Prof. Thaler and Mr. Wolff, the Board consists of seven members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first general meeting) serving a three-year term. The term of office of the first class of directors, consisting of Prof. Thaler and Mr. Wolff, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Mr. Doeksen, Ms. Farrington and Mr. Scudamore, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Mr. Beane and Gerald Cardinale, will expire at the third annual general meeting.

On August 12, 2020, in connection with their appointment to the Board, each of Mr. Beane, Mr. Doeksen, Ms. Farrington. Mr. Scudamore, Prof. Thaler and Mr. Wolff entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Prior to the IPO, in July 2020, the Sponsor transferred 30,000 Class B ordinary shares of the Company to each of the independent members of the Board, each at a price of $0.002 per share. Under the terms of the Company’s agreement with Mr. Scudamore for his service as a director, the Company’s successful consummation of a business combination would result in the Company being obligated to pay Mr. Scudamore $100,000.

Other than the foregoing, the independent members of the Board are not party to any arrangement or understanding with any person pursuant to which they were appointed as director, nor are they parties to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2020, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $575,000,000, comprised of $563,500,000 of the proceeds from the IPO (which amount includes $20,125,000 of the underwriters’ deferred discount) and $11,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 12, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 17, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 12, 2020, by and between the Company and Goldman Sachs & Co. LLC, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated August 12, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated August 12, 2020, by and among the Company, its executive officers, its directors and RedBall SponsorCo LP.

10.2	Investment Management Trust Agreement, dated August 12, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration and Shareholder Rights Agreement, dated August 12, 2020, by and among the Company, RedBall SponsorCo LP and the Company’s independent directors.

10.4	Private Placement Warrants Purchase Agreement, dated August 12, 2020, by and between the Company and RedBall SponsorCo LP.

10.5	Administrative Services Agreement, dated August 12, 2020, by and between the Company and RedBall SponsorCo LP.

99.1	Press Release, dated August 12, 2020.

99.2	Press Release, dated August 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBALL ACQUISITION CORP.

By:	/s/ David Grochow
Name: David Grochow
Title: Chief Financial Officer

Dated: August 18, 2020